Significant transactions	3 Months Ended
Jan. 31, 2020
Text block [abstract]
Significant transactions
Note 3.    Significant transactions
Sale of FirstCaribbean International Bank Limited
On November 8, 2019, we announced that we had entered into a definitive agreement to sell
a
controlling interest in FirstCaribbean International Bank Limited (CIBC FirstCaribbean) to GNB Financial Group Limited (GNB). Under the terms of the agreement, GNB will acquire 66.73% of CIBC FirstCaribbean’s outstanding shares from CIBC for total consideration of approximately US$797 million, subject to closing adjustments to reflect certain changes in CIBC FirstCaribbean’s book value prior to closing. The total consideration is comprised of approximately US$200 million in cash and secured financing provided by CIBC for the remainder. CIBC will also provide secured financing to facilitate the purchase of any shares tendered by the minority shareholders of CIBC FirstCaribbean under the take-over bid required by local securities laws. We expect to retain a minority interest in CIBC FirstCaribbean of approximately 24.9% after closing, which will be accounted for as an investment in associate using the equity method. This transaction is subject to regulatory approvals and is expected to close in 2020.
Following this announcement, the assets and liabilities of CIBC FirstCaribbean, which are included within Corporate and Other, have been treated
 as held for sale and are measured at the lower of their aggregate carrying amount and fair value less costs to sell. Due to the valuation implied from the expected sale by CIBC of a controlling interest in CIBC FirstCaribbean, we previously recognized a goodwill impairment charge of
$135
million in the fourth quarter of 2019. Details of our annual goodwill impairment test are provided in Note 8 to the consolidated financial statements in our 2019 Annual Report.
The held for sale assets and liabilities of CIBC FirstCaribbean included on our interim consolidated balance sheet are as follows:

$ millions, as at	2020 Jan. 31	(1)
Assets
Cash and non-interest bearing deposits with banks	$997
Interest-bearing deposits with banks	1,613
Securities	3,589
Loans, net of allowance (2)	8,218
Goodwill and other intangible assets	398
Other assets (3)	535
Total assets	$15,350
Liabilities
Deposits	$14,153
Other liabilities (3)	311
Total liabilities	$14,464
(1)	Excludes net intercompany receivables of $880 million.
(2)	Net of allowance for credit losses of $282 million.
(3)	Land, building and equipment includes a right - of - use asset of $63 million and other liabilities includes a lease liability of $63 million.
Cumulative foreign exchange translation

gains, net of designated hedges, related to our investment in CIBC FirstCaribbean of approximately $
285

million
after-tax
were included in AOCI as at January 31, 2020. Our cumulative foreign exchange translation gains relating to CIBC FirstCaribbean will be reclassified into income upon closing, and remain subject to change from movements in foreign exchange rates until closing.